UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 8, 2004
                        (Date of earliest event reported)

                             EDISON RENEWABLES, INC.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                   000-27339               88-0343832
           ------                   ---------               ----------
(State or Other Jurisdiction  (Commission File No.) (IRS Employer Identification
Incorporation)                                      Number)

             1940 Deer Park Avenue, #390, Deer Park, New York 11729
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (516) 977-3425

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          (Former Name or Former Address, if Changed Since Last Report

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 Change in Edison Renewables, Inc.'s Certifying Accountant.

Dismissal of Abrams & Company, P.C.

On November 8, 2004, Edison Renewables dismissed its certifying accountant, Abrams & Company, P.C., Melville, New York ("Abrams").

The Abrams report on Edison Renewables' and its subsidiary's consolidated financial statements for the year ended March 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report stated that Edison Renewables consolidated financial statements for 2004 have been prepared assuming that Edison Renewables will continue as a going concern and that conditions disclosed in the Abrams report raise substantial doubt about Edison Renewables ability to continue as a going concern.

The decision to dismiss Abrams was approved by the board of directors of Edison Renewables.

During the years ended March 31, 2003 and 2004, and to the date of this report, Edison Renewables did not have any disagreements with Abrams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Abrams would have caused it to make reference to such disagreements in its reports.

Edison Renewables has provided Abrams with a copy of the foregoing disclosures and has requested Abrams to furnish to Edison Renewables (within 10 business days after the filing of this report) a letter addressed to the Securities and Exchange Commission regarding whether or not Abrams agrees with the above statements.

Engagement of Russell Bedford Stefanou Mirchandani LLP

On November 8, 2004, Edison Renewables engaged a new independent accountant, Russell Bedford Stefanou Mirchandani LLP, New York, New York ("Russell").




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  November 12, 2004


                                          EDISON RENEWABLES, INC.


                                          By: /s/ Stephen Young
                                             --------------------------------
                                             Stephen Young, Chairman of the
                                             Board, Chief Executive Officer,
                                             Chief Financial Officer, Treasurer





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